                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Simon Property Group, Inc. and SPG Realty Consultants, Inc.'s previously filed Registration Statement File Nos. 333-63919; 333-63919-01; 333-61399; 333-61399-01; 333-82471 and 333-93897.





                                              ARTHUR ANDERSEN LLP


Indianapolis, Indiana
March 27, 2001




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